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                                                                   Exhibit 10.37

                                    TERM NOTE

<<Loan_Amount>>                                                 February 3, 2000

         In consideration of the loan (hereinafter referred to as a "Loan") Safeguard Scientifics, Inc., a Pennsylvania corporation (the "Lender"), has made to <<Name>>, (the "Borrower"), and for value received, the Borrower hereby promises to pay to the order of the Lender, at the Lender's office located at 800 The Safeguard Building, 435 Devon Park Drive, Wayne, PA 19087-1945, or at such other place in the continental United States as the Lender may designate in writing, in lawful money of the United States, and in immediately available funds, the principal sum of <<Loan_Amount>>.

         The unpaid principal balance of the Note shall be paid, in full, on the earlier of February 28, 2001 or Borrower's termination of employment.

         The Borrower hereby further promises to pay to the order of the Lender interest on the outstanding principal amount from the date hereof, at a per annum rate equal to 6.20% (the "Loan Rate"). The Borrower shall pay, on demand, interest on any overdue payment of principal and interest (to the extent legally enforceable) at the Loan Rate plus three percent (3%).

         Interest shall be payable upon maturity or early repayment of the entire outstanding principal balance of the Note.

         All payments made on this Note (including, without limitation, prepayments) shall be applied, at the option of the Lender, first to late charges and collection costs, if any, then to accrued interest and then to principal. Interest payable hereunder shall be calculated for actual days elapsed on the basis of a 360-day year. All accrued and unpaid interest shall be due and payable upon maturity of this Note. After maturity or in the event of default, interest shall continue to accrue on the Note at the rate set forth above and shall be payable on demand of the Lender.

         The outstanding principal amount of this Note may be prepaid in whole or in part without any prepayment penalty or premium at any time or from time to time by Borrower upon notice to the Lender; provided, that any prepayment shall be applied first to any interest due to the date of such prepayment on this Note and thereafter shall be applied to the installments of principal hereunder in the inverse order of maturity.

         Notwithstanding anything in this Note, the interest rate charged hereon shall not exceed the maximum rate allowable by applicable law. If any stated interest rate herein exceeds the maximum allowable rate, then the interest rate shall be reduced to the maximum allowable rate, and any excess payment of interest made by Borrower at any time shall be applied to the unpaid balance of any outstanding principal of this Note.


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         An event of default hereunder shall consist of:

         (i) a default in the payment by the Borrower to the Lender of principal or interest under this Note as and when the same shall become due and payable; or

         (ii)     an event of default under the Pledge Agreement; or

         (iii) institution of any proceeding by or against the Borrower under any present or future bankruptcy or insolvency statute or similar law and, if involuntary, if the same are not stayed or dismissed within sixty (60) days, or the Borrower's assignment for the benefit of creditors or the appointment of a receiver, trustee, conservator or other judicial representative for the Borrower or the Borrower's property or the Borrower's being adjudicated a bankrupt or insolvent.

         Upon the occurrence of an event of default hereunder, this Note shall automatically without any action or notice by Lender, be accelerated and become immediately due and payable, and Lender shall have all of the rights and remedies provided for herein or otherwise available at law or in equity, all of which remedies shall be cumulative.

         Neither the reference to nor the provisions of any agreement or document referred to herein shall affect or impair the absolute and unconditional obligation of the Borrower to pay the principal of and interest on this Note as herein provided.

         The Borrower hereby waives presentment, demand, protest and notice of dishonor and protest, and also waives all other exemptions, and agrees that extension or extensions of the time of payment of this Note or any installment or part thereof may be made before, at or after maturity by agreement by the Lender. Upon default hereunder the Lender shall have the right to offset the amount owed by the Borrower against any amounts owed by the Lender in any capacity to the Borrower, whether or not due, and the Lender shall be deemed to have exercised such right of offset and to have made a charge against any such account or amounts immediately upon the occurrence of an event of default hereunder even though such charge is made or entered on the books of the Lender subsequent thereto. The Borrower shall pay to the Lender, upon demand, all costs and expenses, including, without limitation, attorneys' fees and legal expenses, that may be incurred by the Lender in connection with the enforcement of this Note.

         Notices required to be given hereunder shall be deemed validly given
(i) three business days after sent, postage prepaid, by certified mail, return receipt requested, (ii) one business day after sent, charges paid by the sender, by Federal Express Next Day Delivery or other guaranteed delivery service, (iii) when sent by facsimile transmission, or (iv) when delivered by hand:


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         If to the Lender:         Safeguard Scientifics, Inc.
                                   800 The Safeguard Building
                                   435 Devon Park Drive
                                   Wayne, PA 19087-1945

         If to the Borrower:       <<Name>>
                                   <<Address1>>
                                   <<Address2>>

or to such other address, or in care of such other person, as the holder or the Borrower shall hereafter specify to the other from time to time by due notice.

         Any failure by the Lender to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time. No amendment to or modification of this Note shall be binding upon the Lender unless in writing and signed by it. Any provision hereof found to be illegal, invalid or unenforceable for any reason whatsoever shall not affect the validity, legality or enforceability of the remainder hereof. This Note shall apply to and bind the successors of the Borrower and shall inure to the benefit of the Lender, its successors and assigns.

         This Note shall be governed by and interpreted in accordance with the laws of the Commonwealth of Pennsylvania.

         IN WITNESS WHEREOF, the Borrower has duly executed this Term Note as of the date first written above.

                                    ------------------------
                                    <<Name>>



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
Name                                                         Amount of Loan
Harry Wallaesa                                               $98,544.18
John Halvey                                                  $76,365.00